UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 31, 2007

APAC Customer Services, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Illinois	0-26786	36-2777140
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Six Parkway North, Deerfield, Illinois		60015
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	847-374-4980

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On January 31, 2007, APAC Customer Services, Inc. (the "Company") entered into: (i) a Second Amended and Restated Loan and Security Agreement (the "Restated Loan Agreement") with LaSalle Bank National Association ("LaSalle"), as agent, and the financial institutions from time to time parties thereto as lenders; and (ii) a Second Lien Loan and Security Agreement (the "Second Lien Loan Agreement") with LaSalle, as agent and administrative agent, and the financial institutions from time to time party thereto as lenders. The Restated Loan Agreement provides the Company with a $27.5 million revolving loan facility which expires in October 2010 (the "Revolving Loan Facility") and the Second Lien Loan Agreement provides the Company with a $15 million term loan which matures in January 2011 (the "Term Loan"). The proceeds of the Term Loan were used to repay indebtedness of the Company under the Amended and Restated Loan and Security Agreement, dated October 31, 2005, as amended, with LaSalle, as agent, and the financial institutions from time to time party thereto as lenders.

On February 5, 2007, LaSalle assigned all of its rights and obligations as the agent and lender under the Second Lien Loan Agreement to an unaffiliated third party.

The Company’s ability to borrow under the Revolving Loan Facility depends on the amount of eligible accounts receivable from its clients and there are limitations on the concentration of these accounts with a single client. In addition, LaSalle retains certain reserves against otherwise available borrowing capacity, including a reserve related to the Internal Revenue Service’s proposed adjustment to the Company’s 2002 tax return described in note 10 to the Company's quarterly financial statements contained in the Company's Quarterly Report on Form 10-Q for the quarter ended October 1, 2006. Borrowings under the Revolving Loan Facility incur a floating interest rate based on the London Interbank Rate or LIBOR index rate or an alternate base rate defined in the Restated Loan Agreement. The Revolving Loan Facility is secured principally by a grant of a first priority security interest in all of the Company’s personal property, including its accounts receiveable. In addition, the Company pays a commitment fee on the unused portion of the Revolving Loan Facility as well as fees on outstanding letters of credit.

The Term Loan incurs interest at floating interest rate based on the London Interbank Rate or LIBOR index rate. Beginning, in July 2007, the Company is obligated to make mandatory monthly principal payments on the Term Loan of $200,000. The Term Loan is secured principally by a grant of a second priority security interest in all of the Company’s personal property, including accounts receivable.

The Restated Loan Agreement and Second Lien Loan Agreement contain certain financial covenants including limits on the amount of cash restructuring charges, and maintenance of maximum fixed charge coverage ratios, minimum earnings before interest, taxes, depreciation and amortization, and maximum ratio of indebtedness to earning before interest, taxes, depreciation and amortization. Other covenants in the Restated Loan Agreement and Second Lien Loan Agreement restrict the amount the Company can spend on capital expenditures, prohibit (with limited exceptions) the Company from incurring additional indebtedness, repurchasing outstanding common shares, creating liens, acquiring, selling or disposing of certain assets, engaging in certain mergers and acquisitions, paying dividends or making certain restricted payments.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 3, 2007, the Company was informed of the death of director Robert F. Bernard, who passed away on February 2, 2007. Mr. Bernard became a director of the Company in August 2000 and was a member of the Compensation Committee of the Company's Board of Directors.

Item 7.01 Regulation FD Disclosure.

On February 5, 2007, the Company issued a press release regarding the execution of the Restated Loan Agreement and Second Lien Loan Agreement. A copy of the Press Release is attached hereto at 99.1 and is hereby incorporated by reference in this filing in its entirety.

After giving effect to the Term Loan and the borrowings available under the Revolving Loan Facility, the Company expects that its cash balances, projected cash flow from operations and available borrowings under the Revolving Loan Facility will be sufficient to meet normal operating needs, fund any planned capital expenditures and repay debt obligations as they become due. There are, however, risks and uncertainties associated with this forward-looking statement. See the disclosures below regarding forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

Exhibit 10.1 Second Amended and Restated Loan and Security Agreement, by and among LaSalle Bank National Association, as Agent, and APAC Customer Services, Inc., as Borrower, dated January 31, 2007.

Exhibit 10.2 Second Lien Loan and Security Agreement, by and among LaSalle Bank National Association, as Agent, and APAC Customer Services, Inc., as Borrower, dated January 31, 2007.

Exhibit 99.1 Press Release of the Company, dated February 5, 2007.

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical facts, including statements about the beliefs and expectations of the Company and its management, are forward-looking statements. All forward-looking statements are inherently uncertain as they are based on various expectations and assumptions about future events, and they are subject to known and unknown risks, uncertainties and other factors, which may cause actual events and results to differ materially from historical results or the future results expressed or implied by the forward-looking statements. The Company intends its forward-looking statements to speak only as of the date on which they were made. The Company expressly undertakes no obligation to update or revise any forward-looking statements as a result of changed assumptions, new information, future events or otherwise.

The following factors, among others, could cause actual results to differ from historical results or those expressed or implied in the forward-looking statements: revenue is generated from a limited number of clients; terms of our client contracts; availability of cash flows from operations and borrowing availability under the Company's loan agreements; and fluctuations in revenue associated with the Company's Medicare Part D enrollment and customer care programs.

Other reasons that may cause actual results to differ from historical results or those expressed or implied in the forward-looking statements can be found in the Company's Annual Report on Form 10-K for the year ended January 1, 2006 and its subsequent filing on Form 10-Q for the fiscal quarters ended April 2, 2006, July 2, 2006 and October 1, 2006. These filings are available on a web site maintained by the SEC at http://www.sec.gov.

The information included in Exhibit 99.1 hereto shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference into any filings made under the Securities Act of 1933, except as expressly set forth by specific reference to any such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APAC Customer Services, Inc.

February 5, 2007	By:	George H. Hepburn III

Name: George H. Hepburn III
Title: Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Second Amended and Restated Loan and Security Agreement, by and among LaSalle Bank National Association, as Agent, and APAC Customer Services, Inc., as Borrower, dated January 31, 2007
10.2	Second Lien Loan and Security Agreement, by and among LaSalle Bank National Association, as Agent, and APAC Customer Services, Inc. as Borrower, dated January 31, 2007
99.1	Press Release of the Company, dated February 5, 2007